Exhibit 10.12

Papa Health Inc

Purchase Agreement

Party A:

Party B:

Based on the principles of mutual benefit and common development, Party A and Party B have reached this agreement on an equal and voluntary basis to establish a long-term friendly cooperative relationship, which has equal binding force on both parties.

1. Purchase products and quantities: to be determined through negotiation between Party A and Party B through

INVOICE.

2. Payment method: 100% TT in advance

3. Delivery date: After both parties confirm the invoice, the goods will be shipped within (5) working days.

4. Acceptance: The buyer shall inspect the goods within 3 days after receiving them. If they do not meet the requirements, the goods shall be returned to the supplier and arranged for storage after passing the inspection. Suppliers must ensure quality, sufficient quantity, and timely delivery.

5. Transportation mode and cost: arranged and borne by the seller.

6. Other Agreed Matters: The seller shall provide the buyer with valid business license, production permit, and factory inspection certificate.

7. Force Majeure: If the supplier is unable to deliver the goods on time due to force majeure, it shall not be considered a breach of contract by the supplier.

8. This contract shall come into effect upon the signature and seal of both parties. The authentic fax copies signed and sealed by both parties shall also be valid contract documents. Two copies of the contract shall be made, with each party holding one copy. Electronic documents, scanned documents, and photocopies shall have the same legal effect.

If either party breaches this contract after it takes effect, the non breaching party shall recover all expenses, including but not limited to: attorney fees, litigation fees, preservation fees, appraisal fees, travel expenses, to be borne by the breaching party in order to protect its rights and interests.

8. Signing location:

9. The method of resolving contract disputes is under the jurisdiction of the people’s court in the place where the contract is signed.

10.  Contract Validity Period: The contract is valid for three years after both parties sign it. If there are no objections from both parties within 30 days before the expiration of the contract, it will be automatically renewed.

Signature of both supply and demand parties:

Seller:	Buyer:

Authorized agent (signature):	Authorized agent (signature):

contacts:	Contact:

Contact Number:	Contact Number:

Email:	Email:

Address:	Address: